Supplement dated August 22, 2022

to the

Prospectus dated November 26, 1997

for

Maxim Individual Flexible Premium Deferred Variable Annuity

issued by

Great-West Life & Annuity Insurance Company

Maxim Series Account

This Supplement amends certain information contained in the above-referenced Prospectus. Please read this Supplement carefully and retain it for future reference.

Great-West Life & Annuity Insurance Company (the “Company”) and other entities within the Company’s corporate group, including the underlying variable insurance funds historically marketed under the “Great-West Funds” brand and their investment adviser, have adopted the brand name “Empower.” Accordingly, the names of the entities identified below have been changed to reflect the Empower brand name as of August 1, 2022.

The Company is now Empower Annuity Insurance Company of America.

The name of the current principal underwriter of the Contract, Investment Distributors, Inc., has not changed.

Great-West Funds, Inc. is now Empower Funds, Inc. Great-West Capital Management, LLC, the investment adviser of the Great-West Funds, is now Empower Capital Management, LLC.

The names of the following Portfolios available under your Contract have been changed as set forth below:

Old Portfolio Name	New Portfolio Name
Great-West Government Money Market Fund	Empower Government Money Market Fund
Great-West S&P 500® Index Fund	Empower S&P 500® Index Fund
Great-West US Government Securities Fund	Empower US Government Securities Fund

*   *   *

For more information about your Contract, please refer to the Prospectus, which is available online at www.protective.com/productprospectus. More information about the Portfolios is available in the prospectuses for the Portfolios, which can be found online at www.protective.com/eprospectus